EXHIBIT 32.1


                     CERTIFICATION PURSUANT TO SECTION 1350
                            (furnished but not filed)


In connection with the Quarterly Report of Digital Imaging Resources Inc. (the Company) on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Maureen J. Cowell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002,that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Maureen J. Cowell
---------------------------
Maureen J. Cowell
Chief Executive Officer
August 14, 2007